February 8, 2001

                              THE INNOVATIVE FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 15, 2000



         The Board of Trustees of The Innovative Funds has determined to redeem all outstanding shares of The Disruptive Growth Fund. This determination was made because the small size of the Fund has made it unlikely that it will be able to achieve its investment objective. Prior to February 26, 2001 you may redeem your account in accordance with the section titled "How to Redeem Shares" in the Prospectus. Please call the Transfer Agent at 1-888-837-2588 for more information.

         The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds have been invested in money market instruments. Any capital gains will be distributed as soon as practicable. Shares of the Fund are no longer available for purchase.

         This supplement and the Prospectus dated November 15, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2000, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-888-837-2588.